UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04282

Name of Fund: Merrill Lynch Natural Resources Trust

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, Merrill Lynch Natural Resources Trust, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 07/31/05

Date of reporting period: 08/01/04 - 07/31/05

Item 1 - Report to Stockholders

                            Merrill Lynch
                            Natural Resources Trust

Annual Report
July 31, 2005

Merrill Lynch Natural Resources Trust

Portfolio Information as of July 31, 2005

                                                                      Percent of
Ten Largest Equity Holdings                                           Net Assets
--------------------------------------------------------------------------------
EnCana Corp. .....................................................       4.8%
Murphy Oil Corp. .................................................       4.3
EOG Resources, Inc. ..............................................       4.2
Devon Energy Corp. ...............................................       3.4
Apache Corp. .....................................................       2.8
Talisman Energy, Inc. ............................................       2.2
BJ Services Co. ..................................................       2.0
ConocoPhillips ...................................................       1.9
National Oilwell Varco, Inc. .....................................       1.9
Total SA .........................................................       1.9
--------------------------------------------------------------------------------

                                                                   Percent of
Geographic Allocation                                          Total Investments
--------------------------------------------------------------------------------
United States ....................................................      57.9%
Canada ...........................................................      24.1
France ...........................................................       2.9
Italy ............................................................       1.1
China ............................................................       1.0
Australia ........................................................       1.0
Hong Kong ........................................................       0.9
Brazil ...........................................................       0.4
South Africa .....................................................       0.4
United Kingdom ...................................................       0.4
Other* ...........................................................       9.9
--------------------------------------------------------------------------------
*     Includes portfolio holdings in short-term investments.

Electronic Delivery

The Trust offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


2       MERRILL LYNCH NATURAL RESOURCES TRUST           JULY 31, 2005

A Letter From the President

Dear Shareholder

We have been referring to 2005 as a "muddle through" year for the financial markets, characterized by positive and negative crosscurrents that have conspired to create a fairly complicated investing environment. Amid these conditions, the major market benchmarks managed to post positive results for the current reporting period, as follows:

Total Returns as of July 31, 2005                                      6-month         12-month
===============================================================================================
U.S. equities (Standard & Poor's 500 Index)                             +5.45%          +14.05%
-----------------------------------------------------------------------------------------------
Small-cap U.S. equities (Russell 2000 Index)                            +9.58%          +24.78%
-----------------------------------------------------------------------------------------------
International equities (MSCI Europe Australasia Far East Index)         +3.76%          +21.06%
-----------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index)                     +0.95%          + 4.79%
-----------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)          +1.48%          + 6.35%
-----------------------------------------------------------------------------------------------
High yield bonds (Credit Suisse First Boston High Yield Index)          +2.16%          +10.19%
-----------------------------------------------------------------------------------------------

On August 9, the Federal Reserve Board (the Fed) increased the federal funds rate for the tenth consecutive time since June 2004, bringing the target short-term interest rate to 3.5%. Just months ago, some observers felt that slowing global economic growth and subdued inflation might cause the Fed to end its monetary tightening campaign. Most recently, however, positive economic news (including a favorable employment report for July and resilient consumer spending) has prompted new concerns that the Fed may increase interest rates more than is necessary to moderate economic growth and keep inflation in check.

After ending 2004 in a strong rally, equity markets fell slightly into negative territory in the first half of 2005. July, however, brought the strongest monthly gain of the calendar year and helped to boost equity market returns for the current reporting period. Working in favor of equities have been surprisingly strong corporate earnings reports and low long-term bond yields. Conversely, continued high oil prices and Fed interest rate hikes have exerted downward pressure on stocks.

In the fixed income markets, the yield curve flattened considerably as short-term rates rose in concert with the Fed rate hikes and long-term bond yields fell. Over the past 12 months, the two-year Treasury yield rose 134 basis points (1.34%) to 4.02% while the 10-year Treasury yield declined 22 basis points to 4.28% -- making the spread between the two just 26 basis points. At period-end, the 10-year Treasury yield finally appeared to be on a slow upward trend after falling below 4% in June.

Financial markets are likely to face continued crosscurrents for the remainder of 2005. Nevertheless, opportunities do exist and we encourage you to work with your financial advisor to diversify your portfolio among a variety of asset types. This can help to diffuse risk while also tapping into the potential benefits of a broader range of investment alternatives. As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                        Sincerely,


                                        /s/ Robert C. Doll, Jr.

                                        Robert C. Doll, Jr.
                                        President and Trustee


        MERRILL LYNCH NATURAL RESOURCES TRUST           JULY 31, 2005          3

A Discussion With Your Fund's Portfolio Manager

      Both strong stock selection and a substantial overweight in the energy sector contributed to the Trust's considerable outperformance of its broad-market benchmark, the S&P 500 Index, for the fiscal year.

How did the Trust perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended July 31, 2005, Merrill Lynch Natural Resources Trust's Class A, Class B, Class C and Class I Shares posted total returns of +53.41%, +52.22%, +52.20% and +53.76%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 8 of this report to shareholders.) For the same period, the Trust's benchmark, the Standard & Poor's 500 (S&P 500) Index, returned +14.05%, and its comparable Lipper category of Natural Resources Funds had an average return of +45.03%. (Funds in this Lipper category invest their equity assets primarily in natural resources stocks.)

For the six-month period ended July 31, 2005, the Trust's Class A, Class B, Class C and Class I Shares returned +28.87%, +28.39%, +28.38% and +29.00%, respectively. The benchmark S&P 500 Index returned +5.45% and the Lipper Natural Resources Funds category had an average return of +23.40% for the same six-month period.

The Trust's significant outperformance of the S&P 500 Index for the fiscal year resulted mainly from a large overweight and good stock selection in the energy sector, which performed well during the period. The strong relative performance was concentrated in oil and gas consumable fuels (stocks such as EOG Resources Inc., Devon Energy Corp., Valero Energy Corp., Apache Corp., EnCana Corp., Murphy Oil Corp., Canadian Natural Resources Ltd., Talisman Energy, Inc. and Rider Resources Ltd.), and energy equipment and services (primarily Transocean, Inc. and Noble Corp.). Positive security selection in utilities, including Equitable Resources, Inc., and within the metals and mining area of the materials sector, most notably Peabody Energy Corp., also enhanced performance. On the negative side, the portfolio's cash position in an environment of generally rising equity prices detracted somewhat from relative returns for the fiscal year.

Our focus on the tightening energy markets, particularly North American natural gas, enhanced the Trust's performance relative to its comparable Lipper category. While the portfolio's diversification among other commodities detracted from performance relative to some energy-only funds in the Lipper category, our concentration on oil and gas producers and energy service providers had a positive impact on the Trust's comparative results.

What changes were made to the portfolio during the year?

We continued to add to our holdings in several exploration and production companies in the United States and Canada throughout the fiscal year. We also increased the portfolio's exposure to the oil service sector, including additions to our investments in deepwater drilling companies. Early in the period, these companies began to receive a larger volume of rig-availability inquiries from oil producers, which subsequently led to rapidly rising prices for drilling rigs. Our expanded positions included Transocean, Inc., GlobalSantaFe Corp. and Noble Corp., all of which have significant deepwater drilling assets.

We also initiated a position in The Williams Companies, Inc. in the natural gas pipeline segment and purchased shares in Pride International, Inc., an oil and gas drilling company. We diversified into the materials sector by purchasing shares of Teck Cominco Ltd. and BHP Billiton Ltd., and by adding to our position in Companhia Vale do Rio Doce (CVRD), a Brazilian iron ore producer.

In addition, we established new positions in Cabot Oil & Gas Corp. and Carrizo Oil & Gas, Inc., two independent oil and gas producers, and Petroleum Helicopters, Inc. in the transportation segment of the industrials sector. We added to our existing investments in land drillers, including Nabors Industries Ltd.


4       MERRILL LYNCH NATURAL RESOURCES TRUST           JULY 31, 2005

How would you characterize the Trust's position at the close of the period?

The Trust remains invested in companies that are leveraged to the tightly balanced energy markets, with particular exposure to North American companies that produce natural gas and oil service companies leveraged to natural gas drilling activity. We also have increased our investments in companies exposed to the deepwater drilling market. We believe oil and gas prices may rise given the combination of limited spare production capacity, continued global demand growth, possible production disruptions, and potential for rising consumption from normal to above-normal seasonal weather demand compared to the more moderate weather in the summer and winter of 2004 - 2005.

Robert M. Shearer
Vice President and Portfolio Manager

August 22, 2005


        MERRILL LYNCH NATURAL RESOURCES TRUST           JULY 31, 2005          5

Performance Data

About Fund Performance

Investors are able to purchase shares of the Trust through multiple pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and an account maintenance fee of 0.25% per year (but no distribution fee).

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. In addition, Class B Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

o Class C Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class I Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results

                                                   6-Month        12-Month        10-Year
As of July 31, 2005                             Total Return    Total Return    Total Return
============================================================================================
ML Natural Resources Trust Class A Shares*         +28.87%         +53.41%        +212.79%
--------------------------------------------------------------------------------------------
ML Natural Resources Trust Class B Shares*         +28.39          +52.22         +193.53
--------------------------------------------------------------------------------------------
ML Natural Resources Trust Class C Shares*         +28.38          +52.20         +189.09
--------------------------------------------------------------------------------------------
ML Natural Resources Trust Class I Shares*         +29.00          +53.76         +220.63
--------------------------------------------------------------------------------------------
S&P 500(R) Index**                                 + 5.45          +14.05         +158.93
--------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date.
** This unmanaged Index covers the 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

      S&P 500 is a registered trademark of the McGraw-Hill Companies.


6       MERRILL LYNCH NATURAL RESOURCES TRUST           JULY 31, 2005

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Trust's Class A Shares and Class B Shares compared to growth of an investment in the S&P 500 Index. Values are from July 1995 to July 2005:

                                               7/95           7/96           7/97            7/98           7/99
ML Natural Resources Trust+--
Class A Shares*                                $9,475         $9,860         $11,600         $8,451         $10,358
ML Natural Resources Trust+--
Class B Shares*                                $10,000        $10,326        $12,052         $8,707         $10,592

                                               7/00           7/01           7/02            7/03           7/04           7/05
ML Natural Resources Trust+--
Class A Shares*                                $11,368        $12,939        $12,184         $14,083        $19,319        $29,637
ML Natural Resources Trust+--
Class B Shares*                                $11,525        $13,016        $12,165         $13,948        $19,134        $29,353

                                               7/95           7/96           7/97            7/98           7/99
S&P 500 Index++                                $10,000        $11,657        $17,734         $21,155        $25,428

                                               7/00           7/01           7/02            7/03           7/04           7/05
S&P 500 Index++                                $27,711        $23,740        $18,131         $20,060        $22,702        $25,893

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
+ The Trust invests primarily in equity securities of domestic and foreign companies with substantial natural resource assets.
++ This unmanaged Index covers the 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

      Past performance is not predictive of future results.

Average Annual Total Return

                                              Return Without       Return With
                                               Sales Charge       Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 7/31/05                           +53.41%             +45.36%
--------------------------------------------------------------------------------
Five Years Ended 7/31/05                         +21.12              +19.82
--------------------------------------------------------------------------------
Ten Years Ended 7/31/05                          +12.08              +11.48
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

                                                   Return              Return
                                                Without CDSC         With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 7/31/05                             +52.22%             +48.22%
--------------------------------------------------------------------------------
Five Years Ended 7/31/05                           +20.19              +20.00
--------------------------------------------------------------------------------
Ten Years Ended 7/31/05                            +11.37              +11.37
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**    Assuming payment of applicable contingent deferred sales charge.


        MERRILL LYNCH NATURAL RESOURCES TRUST           JULY 31, 2005          7

Performance Data (concluded)

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Trust's Class C Shares and Class I Shares compared to growth of an investment in the S&P 500 Index. Values are from July 1995 to July 2005:

                                               7/95           7/96           7/97            7/98           7/99
ML Natural Resources Trust+--
Class C Shares*                                $10,000        $10,320        $12,051         $8,703         $10,590
ML Natural Resources Trust+--
Class I Shares*                                $9,475         $9,887         $11,661         $8,513         $10,463

                                               7/00           7/01           7/02            7/03           7/04           7/05
ML Natural Resources Trust+--
Class C Shares*                                $11,528        $13,017        $12,169         $13,948        $18,994        $28,909
ML Natural Resources Trust+--
Class I Shares*                                $11,508        $13,131        $12,401         $14,368        $19,757        $30,379

                                               7/95           7/96           7/97            7/98           7/99
S&P 500 Index++                                $10,000        $11,657        $17,734         $21,155        $25,428

                                               7/00           7/01           7/02            7/03           7/04           7/05
S&P 500 Index++                                $27,711        $23,740        $18,131         $20,060        $22,702        $25,893

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
+ The Trust invests primarily in equity securities of domestic and foreign companies with substantial natural resource assets.
++ This unmanaged Index covers the 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

      Past performance is not predictive of future performance.

                                                   Return              Return
                                                Without CDSC         With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 7/31/05                           +52.20%             +51.20%
--------------------------------------------------------------------------------
Five Years Ended 7/31/05                         +20.19              +20.19
--------------------------------------------------------------------------------
Ten Years Ended 7/31/05                          +11.20              +11.20
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**    Assuming payment of applicable contingent deferred sales charge.

                                              Return Without       Return With
                                               Sales Charge       Sales Charge**
================================================================================
Class I Shares*
================================================================================
One Year Ended 7/31/05                             +53.76%             +45.69%
--------------------------------------------------------------------------------
Five Years Ended 7/31/05                           +21.43              +20.12
--------------------------------------------------------------------------------
Ten Years Ended 7/31/05                            +12.36              +11.75
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.


8       MERRILL LYNCH NATURAL RESOURCES TRUST           JULY 31, 2005

Disclosure of Expenses

Shareholders of this Trust may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Trust expenses. The following example (which is based on a hypothetical investment of $1,000 invested on February 1, 2005 and held through July 31, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Trust and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Trust's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Trust and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                               Expenses Paid
                                                        Beginning            Ending         During the Period*
                                                      Account Value      Account Value       February 1, 2005
                                                    February 1, 2005     July 31, 2005       to July 31, 2005
==============================================================================================================
Actual
==============================================================================================================
Class A                                                  $1,000            $1,288.70              $ 6.51
--------------------------------------------------------------------------------------------------------------
Class B                                                  $1,000            $1,283.90              $10.81
--------------------------------------------------------------------------------------------------------------
Class C                                                  $1,000            $1,283.80              $10.81
--------------------------------------------------------------------------------------------------------------
Class I                                                  $1,000            $1,290.00              $ 5.05
==============================================================================================================
Hypothetical (5% annual return before expenses)**
==============================================================================================================
Class A                                                  $1,000            $1,018.83              $ 5.74
--------------------------------------------------------------------------------------------------------------
Class B                                                  $1,000            $1,015.06              $ 9.54
--------------------------------------------------------------------------------------------------------------
Class C                                                  $1,000            $1,015.06              $ 9.54
--------------------------------------------------------------------------------------------------------------
Class I                                                  $1,000            $1,020.11              $ 4.46
--------------------------------------------------------------------------------------------------------------

* For each class of the Trust, expenses are equal to the annualized expense ratio for the class (1.16% for Class A, 1.93% for Class B, 1.93% for Class C and .90% for Class I), multiplied by the average account value over the period, multiplied by 179/365 (to reflect the one-half year period shown).
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 365.


        MERRILL LYNCH NATURAL RESOURCES TRUST           JULY 31, 2005          9

Schedule of Investments                                        (in U.S. dollars)

                                                        Shares
Country     Industry*      Common Stocks                  Held      Value
===============================================================================
Australia--1.0%
            Metals & Mining--1.0%
            Alumina Ltd.                               153,800     $    673,473
            BHP Billiton Ltd.                           58,400          864,665
            Newcrest Mining Ltd.                       120,000        1,484,623
            -------------------------------------------------------------------
            Total Common Stocks in Australia                          3,022,761
===============================================================================
Brazil--0.5%
            Metals & Mining--0.5%
            Companhia Vale do Rio Doce (a)              42,000        1,367,520
            -------------------------------------------------------------------
            Total Common Stocks in Brazil                             1,367,520
===============================================================================
Canada--25.1%
            Canadian Independents--20.0%
            Alberta Clipper Energy, Inc. (d)            74,288          284,802
            Atlas Energy Ltd. (d)                      254,000          944,769
            Bear Ridge Resources Ltd. (d)               47,200          140,528
            Blizzard Energy, Inc. (d)                  645,000        1,630,980
            Canadian Natural Resources Ltd.            108,800        4,526,123
            Clear Energy, Inc. (d)                     120,000          499,205
            Compton Petroleum Corp. (d)                253,000        2,786,003
            Crew Energy, Inc. (d)                      241,000        3,068,649
            Cyries Energy, Inc. (d)                     85,828          916,423
            EnCana Corp.                               347,322       14,298,578
            Husky Energy, Inc.                          38,800        1,673,595
            Kereco Energy Ltd. (d)                      72,300          890,518
            Mission Oil & Gas, Inc. (d)                188,861        1,301,746
            Nexen, Inc.                                 57,200        2,117,326
            Niko Resources Ltd.                         21,000          950,691
            Oilexco, Inc. (d)                           82,000          204,674
            Paramount Resources Ltd. (d)                54,900        1,021,020
            Petro-Canada                                60,800        4,365,777
            ProEx Energy Ltd. (d)                       79,453          790,674
            Real Resources, Inc. (d)                    78,000        1,400,367
            Rider Resources Ltd. (d)                   277,918        3,221,351
            Suncor Energy, Inc.                         97,800        4,782,503
            TUSK Energy Corp. (d)                      328,500        1,318,341
            Talisman Energy, Inc.                      146,600        6,420,290
                                                                   ------------
                                                                     59,554,933
            -------------------------------------------------------------------
            Metals & Mining--2.4%
            Alcan, Inc.                                 29,100          982,998
            Barrick Gold Corp.                          50,000        1,223,541
            Canico Resource Corp. (d)                   48,000          539,141
            Eldorado Gold Corp. (d)                    354,500          957,131
            Glamis Gold Ltd. (d)                        65,400        1,141,079
            Northern Orion Resources, Inc. (d)         211,000          518,055
            Placer Dome, Inc.                           47,800          662,833
            Teck Cominco Ltd. Class B                   25,000          954,770
                                                                   ------------
                                                                      6,979,548
            -------------------------------------------------------------------
            Oil & Gas Drilling--2.0%
            Drillers Technology Corp. (d)              420,600          610,684
            Ensign Resource Service Group               50,500        1,303,744
            Precision Drilling Corp. (d)                97,600        4,122,425
                                                                   ------------
                                                                      6,036,853
            -------------------------------------------------------------------
            Oil & Gas Services &
            Equipment--0.4%
            Tesco Corp. (d)                            106,300        1,329,238
            -------------------------------------------------------------------
            Oil, Gas & Consumable Fuels--0.2%
            Dual Exploration, Inc. (d)                  54,750          111,648
            Ember Resources, Inc. (d)                   74,288          430,234
                                                                   ------------
                                                                        541,882
            -------------------------------------------------------------------
            Paper--0.1%
            Domtar, Inc.                                51,400          372,728
            -------------------------------------------------------------------
            Total Common Stocks in Canada                            74,815,182
===============================================================================
China--1.0%
            Metals & Mining--1.0%
            Aluminum Corp. of China Ltd. (a)            52,300        3,040,722
            -------------------------------------------------------------------
            Total Common Stocks in China                              3,040,722
===============================================================================
France--3.0%
            Oil & Gas Exploration &
            Production--1.9%
            Total SA (a)                                43,800        5,475,000
            -------------------------------------------------------------------
            Oil & Gas Services &
            Equipment--1.1%
            Technip SA (a)                              62,675        3,362,514
            -------------------------------------------------------------------
            Total Common Stocks in France                             8,837,514
===============================================================================
Hong Kong--0.9%
            Oil & Gas Exploration &
            Production--0.9%
            CNOOC Ltd. (a)                              39,300        2,743,533
            -------------------------------------------------------------------
            Total Common Stocks in Hong Kong                          2,743,533
===============================================================================
Italy--1.1%
            Integrated Oil & Gas--0.3%
            ENI SpA (a)                                  7,400        1,046,360
            -------------------------------------------------------------------
            Oil & Gas Drilling--0.8%
            Saipem SpA                                 158,800        2,362,038
            -------------------------------------------------------------------
            Total Common Stocks in Italy                              3,408,398
===============================================================================
South Africa--0.5%
            Paper--0.5%
            Sappi Ltd. (a)                             128,500        1,355,675
            -------------------------------------------------------------------
            Total Common Stocks in South Africa                       1,355,675
===============================================================================
United Kingdom--0.4%
            Integrated Oil & Gas--0.4%
            BP Plc (a)                                  18,000        1,185,840
            -------------------------------------------------------------------
            Total Common Stocks in the United Kingdom                 1,185,840
===============================================================================
United States--60.4%
            Chemicals--0.3%
            Praxair, Inc.                               18,000          889,020
            -------------------------------------------------------------------
            Integrated Oil & Gas--10.6%
            Alon USA Energy, Inc. (d)                   29,100          516,525
            Chevron Corp.                               61,974        3,595,112
            ConocoPhillips                              90,658        5,674,284
            Exxon Mobil Corp.                           89,828        5,277,395
            Marathon Oil Corp.                          38,100        2,223,516
            Murphy Oil Corp.                           238,800       12,665,952
            Williams Cos., Inc.                         70,000        1,486,800
                                                                   ------------
                                                                     31,439,584
            -------------------------------------------------------------------
            Metals & Mining--3.6%
            Alcoa, Inc.                                 22,900          642,345
            Arch Coal, Inc.                             17,400          990,408
            Consol Energy, Inc.                         32,900        2,216,144
            James River Coal Co. (d)                    21,000          988,890
            Newmont Mining Corp.                         9,100          341,705
            Peabody Energy Corp.                        67,200        4,417,728
            Southern Peru Copper Corp.                  22,100        1,131,520
                                                                   ------------
                                                                     10,728,740


10      MERRILL LYNCH NATURAL RESOURCES TRUST           JULY 31, 2005

Schedule of Investments (concluded)                            (in U.S. dollars)

                                                        Shares
Country     Industry*      Common Stocks                  Held      Value
===============================================================================
United States (continued)
            Oil & Gas Drilling--12.2%
            ENSCO International, Inc. (e)               71,200     $  2,875,056
            GlobalSantaFe Corp.                         85,122        3,829,639
            Helmerich & Payne, Inc.                     45,900        2,621,808
            Nabors Industries Ltd. (d)(e)               46,800        3,063,060
            National Oilwell Varco, Inc. (d)           105,633        5,529,887
            Noble Corp. (e)                             68,400        4,595,112
            Patterson-UTI Energy, Inc.                  47,800        1,569,274
            Pride International, Inc. (d)               48,000        1,248,960
            Rowan Cos., Inc. (d)(e)                     91,000        3,108,560
            Todco Class A (d)                           92,000        2,825,320
            Transocean, Inc. (d)(e)                     91,500        5,163,345
                                                                   ------------
                                                                     36,430,021
            -------------------------------------------------------------------
            Oil & Gas Exploration &
            Production--20.2%
            Apache Corp.                               122,360        8,369,424
            Bill Barrett Corp. (d)                      10,200          326,298
            Burlington Resources, Inc.                  78,594        5,038,661
            Cabot Oil & Gas Corp. Class A               26,600        1,077,832
            CanArgo Energy Corp. (d)                   235,500          226,080
            Carrizo Oil & Gas, Inc. (d)                 57,000        1,145,700
            Chesapeake Energy Corp.                     55,000        1,436,050
            Cimarex Energy Co. (d)(e)                   20,394          855,324
            Devon Energy Corp.                         180,398       10,118,524
            EOG Resources, Inc.                        203,600       12,439,960
            Energy Partners Ltd. (d)                    84,000        2,222,640
            Forest Oil Corp. (d)                        45,800        2,050,008
            Kerr-McGee Corp.                            11,893          953,937
            Newfield Exploration Co. (d)                69,000        2,931,810
            Noble Energy, Inc.                          30,800        2,541,308
            Pioneer Natural Resources Co.               75,700        3,280,081
            Range Resources Corp.                      101,000        3,084,540
            Superior Well Services, Inc. (d)             9,900          181,368
            Unocal Corp.                                27,000        1,750,950
                                                                   ------------
                                                                     60,030,495
            -------------------------------------------------------------------
            Oil & Gas Services &
            Equipment--10.4%
            BJ Services Co. (e)                         97,300        5,934,327
            Baker Hughes, Inc. (e)                      69,100        3,906,914
            Cooper Cameron Corp. (d)                    31,600        2,242,968
            FMC Technologies, Inc. (d)                  91,000        3,298,750
            Grant Prideco, Inc. (d)(e)                  32,800        1,052,880
            Halliburton Co.                             39,000        2,185,950
            Lone Star Technologies (d)                  23,700        1,209,411
            Oil States International, Inc. (d)          82,500        2,440,350
            Schlumberger Ltd.                           27,600        2,311,224
            Smith International, Inc. (e)               47,000        3,193,180
            Weatherford International Ltd. (d)(e)       48,925        3,095,974
                                                                   ------------
                                                                     30,871,928
            -------------------------------------------------------------------
            Refining, Marketing &
            Transportation--1.6%
            Valero Energy Corp.                         58,400        4,834,352
            -------------------------------------------------------------------
            Transportation--0.3%
            Petroleum Helicopters (d)                   33,000          893,970
            -------------------------------------------------------------------
            Utilities--1.2%
            Equitable Resources, Inc.                   49,200        3,495,660
            -------------------------------------------------------------------
            Total Common Stocks in the United States                179,613,770
            -------------------------------------------------------------------
            Total Common Stocks
            (Cost--$124,205,465)--93.9%                             279,390,915
            ===================================================================

                               Short-Term           Beneficial
                               Securities             Interest
===============================================================================
            Merrill Lynch Liquidity Series,
            LLC Cash Sweep Series I (b)           $ 18,251,846       18,251,846
            Merrill Lynch Liquidity Series,
            LLC Money Market Series (b)(c)          12,446,300       12,446,300
            -------------------------------------------------------------------
            Total Short-Term Securities
            (Cost--$30,698,146)--10.3%                               30,698,146
===============================================================================
            Total Investments
            (Cost--$154,903,611**)--104.2%                          310,089,061

            Liabilities in Excess of Other Assets--(4.2%)           (12,474,114)
                                                                   ------------
            Net Assets--100.0%                                     $297,614,947
                                                                   ============
--------------------------------------------------------------------------------
* For Trust compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.
** The cost and unrealized appreciation (depreciation) of investments as of July 31, 2005, as computed for federal income tax purposes, were as follows:

      Aggregate cost .........................................     $155,019,385
                                                                   ============
      Gross unrealized appreciation ..........................     $155,161,662
      Gross unrealized depreciation ..........................          (91,986)
                                                                   ------------
      Net unrealized appreciation ............................     $155,069,676
                                                                   ============

(a)   Depositary Receipts.
(b) Investments in companies considered to be an affiliate of the Trust, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

--------------------------------------------------------------------------------
                                                         Net           Interest
      Affiliate                                        Activity         Income
--------------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC
        Cash Sweep Series I                          $ 4,289,325       $242,678
      Merrill Lynch Liquidity Series, LLC
        Money Market Series                          $12,350,300        $ 4,183
--------------------------------------------------------------------------------

(c)   Security was purchased with the cash proceeds from securities loans.
(d)   Non-income producing security.
(e)   Security, or a portion of security, is on loan.

      See Notes to Financial Statements.


        MERRILL LYNCH NATURAL RESOURCES TRUST           JULY 31, 2005         11

Statement of Assets and Liabilities

As of July 31, 2005
=======================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------
                       Investments in unaffiliated securities, at value (including securities loaned of $12,067,720)
                        (identified cost--$124,205,465) ..............................                     $279,390,915
                       Investments in affiliated securities, at value
                        (identified cost--$30,698,146)                                                       30,698,146
                       Cash ..........................................................                           25,001
                       Receivables:
                          Securities sold ............................................    $  1,945,727
                          Beneficial interest sold ...................................       1,202,979
                          Dividends ..................................................          78,975
                          Interest from affiliates ...................................          35,497
                          Securities lending .........................................             815        3,263,993
                                                                                          ------------
                       Prepaid expenses ..............................................                           25,016
                                                                                                           ------------
                       Total assets ..................................................                      313,403,071
                                                                                                           ------------
=======================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------
                       Collateral on securities loaned, at value .....................                       12,446,300
                       Payables:
                          Securities purchased .......................................       2,540,027
                          Beneficial interest redeemed ...............................         477,248
                          Investment adviser .........................................         130,306
                          Distributor ................................................         108,194
                          Other affiliates ...........................................          44,152        3,299,927
                                                                                          ------------
                       Accrued expenses and other liabilities ........................                           41,897
                                                                                                           ------------
                       Total liabilities .............................................                       15,788,124
                                                                                                           ------------
=======================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------
                       Net assets ....................................................                     $297,614,947
                                                                                                           ============
=======================================================================================================================
Net Assets Consist of
-----------------------------------------------------------------------------------------------------------------------
                       Class A Shares of beneficial interest, $.10 par value,
                        unlimited number of shares authorized ........................                     $    308,543
                       Class B Shares of beneficial interest, $.10 par value,
                        unlimited number of shares authorized ........................                          123,848
                       Class C Shares of beneficial interest, $.10 par value,
                        unlimited number of shares authorized ........................                          133,863
                       Class I Shares of beneficial interest, $.10 par value,
                        unlimited number of shares authorized ........................                          116,058
                       Paid-in capital in excess of par ..............................                      141,889,685
                       Accumulated investment loss--net ..............................    $    (79,289)
                       Accumulated realized capital losses--net ......................        (145,886)
                       Unrealized appreciation--net ..................................     155,268,125
                                                                                          ------------
                       Total accumulated earnings--net ...............................                      155,042,950
                                                                                                           ------------
                       Net Assets ....................................................                     $297,614,947
                                                                                                           ============
=======================================================================================================================
Net Asset Value
-----------------------------------------------------------------------------------------------------------------------
                       Class A--Based on net assets of $136,740,155 and 3,085,433
                        shares of beneficial interest outstanding ....................                     $      44.32
                                                                                                           ============
                       Class B--Based on net assets of $52,595,225 and 1,238,483
                        shares of beneficial interest outstanding ....................                     $      42.47
                                                                                                           ============
                       Class C--Based on net assets of $56,131,083 and 1,338,627
                        shares of beneficial interest outstanding ....................                     $      41.93
                                                                                                           ============
                       Class I--Based on net assets of $52,148,484 and 1,160,576
                        shares of beneficial interest outstanding ....................                     $      44.93
                                                                                                           ============

      See Notes to Financial Statements.


12      MERRILL LYNCH NATURAL RESOURCES TRUST           JULY 31, 2005

Statement of Operations

For the Year Ended July 31, 2005
=======================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------
                       Dividends (net of $92,864 foreign withholding tax) ............                     $  1,870,154
                       Interest from affiliates ......................................                          242,678
                       Securities lending--net .......................................                            4,183
                                                                                                           ------------
                       Total income ..................................................                        2,117,015
                                                                                                           ------------
=======================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------
                       Investment advisory fees ......................................    $  1,320,796
                       Account maintenance and distribution fees--Class B ............         419,979
                       Account maintenance and distribution fees--Class C ............         397,261
                       Account maintenance fees--Class A .............................         244,585
                       Accounting services ...........................................         123,569
                       Transfer agent fees--Class A ..................................         122,737
                       Transfer agent fees--Class B ..................................          60,377
                       Registration fees .............................................          58,185
                       Transfer agent fees--Class C ..................................          57,182
                       Printing and shareholder reports ..............................          52,059
                       Professional fees .............................................          51,759
                       Transfer agent fees--Class I ..................................          50,958
                       Trustees' fees and expenses ...................................          49,950
                       Custodian fees ................................................          42,257
                       Pricing fees ..................................................           3,523
                       Other .........................................................          28,346
                                                                                          ------------
                       Total expenses ................................................                        3,083,523
                                                                                                           ------------
                       Investment loss--net ..........................................                         (966,508)
                                                                                                           ------------
=======================================================================================================================
Realized & Unrealized Gain (Loss)--Net
-----------------------------------------------------------------------------------------------------------------------
                       Realized gain (loss) on:
                          Investments--net ...........................................       7,906,453
                          Foreign currency transactions--net .........................         (72,144)       7,834,309
                                                                                          ------------
                       Change in unrealized appreciation/depreciation on:
                          Investments--net ...........................................      90,160,207
                          Foreign currency transactions--net .........................          82,963       90,243,170
                                                                                          -----------------------------
                       Total realized and unrealized gain ............................                       98,077,479
                                                                                                           ------------
                       Net Increase in Net Assets Resulting from Operations ..........                     $ 97,110,971
                                                                                                           ============

      See Notes to Financial Statements.


        MERRILL LYNCH NATURAL RESOURCES TRUST           JULY 31, 2005         13

Statements of Changes in Net Assets

                                                                                           For the Year Ended July 31,
                                                                                          -----------------------------
Increase (Decrease) in Net Assets:                                                            2005             2004
=======================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------
                       Investment loss--net ..........................................    $   (966,508)    $   (659,297)
                       Realized gain--net ............................................       7,834,309        4,382,013
                       Change in unrealized appreciation/depreciation--net ...........      90,243,170       41,940,617
                                                                                          -----------------------------
                       Net increase in net assets resulting from operations ..........      97,110,971       45,663,333
                                                                                          -----------------------------
=======================================================================================================================
Beneficial Interest Transactions
-----------------------------------------------------------------------------------------------------------------------
                       Net increase in net assets derived from beneficial interest....
                        transactions .................................................      23,287,190       15,860,656
                                                                                          -----------------------------
=======================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------
                       Total increase in net assets ..................................     120,398,161       61,523,989
                       Beginning of year .............................................     177,216,786      115,692,797
                                                                                          =============================
                       End of year* ..................................................    $297,614,947     $177,216,786
                                                                                          =============================
                          * Accumulated investment loss--net .........................    $    (79,289)    $    (26,699)
                                                                                          =============================

      See Notes to Financial Statements.


14      MERRILL LYNCH NATURAL RESOURCES TRUST           JULY 31, 2005

Financial Highlights

                                                                                              Class A
                                                                  ----------------------------------------------------------------
                                                                                     For the Year Ended July 31,
The following per share data and ratios have been derived         ----------------------------------------------------------------
from information provided in the financial statements.              2005          2004          2003          2002          2001
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of year .....   $  28.89      $  21.06      $  18.22      $  19.35      $  17.00
                                                                  ----------------------------------------------------------------
                       Investment loss--net** .................       (.07)         (.06)         (.03)         (.03)         (.03)
                       Realized and unrealized gain (loss)--net      15.50          7.89          2.87         (1.10)         2.38
                                                                  ----------------------------------------------------------------
                       Total from investment operations .......      15.43          7.83          2.84         (1.13)         2.35
                                                                  ----------------------------------------------------------------
                       Net asset value, end of year ...........   $  44.32      $  28.89      $  21.06      $  18.22      $  19.35
                                                                  ================================================================
==================================================================================================================================
Total Investment Return*
----------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share .....      53.41%        37.18%        15.59%        (5.84%)       13.82%
                                                                  ================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                       Expenses ...............................       1.16%         1.25%         1.38%         1.45%         1.37%
                                                                  ================================================================
                       Investment loss--net ...................       (.20%)        (.23%)        (.17%)        (.14%)        (.13%)
                                                                  ================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of year (in thousands) .   $136,740      $ 77,035      $ 56,094      $ 52,946      $ 59,220
                                                                  ================================================================
                       Portfolio turnover .....................      11.14%        10.96%        18.26%        49.77%        40.08%
                                                                  ================================================================

                                                                                              Class B
                                                                  ----------------------------------------------------------------
                                                                                     For the Year Ended July 31,
The following per share data and ratios have been derived         ----------------------------------------------------------------
from information provided in the financial statements.              2005          2004          2003          2002          2001
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of year .....   $  27.90      $  20.49      $  17.87      $  19.12      $  16.93
                                                                  ----------------------------------------------------------------
                       Investment loss--net** .................       (.32)         (.25)         (.18)         (.17)         (.19)
                       Realized and unrealized gain (loss)--net      14.89          7.66          2.80         (1.08)         2.38
                                                                  ----------------------------------------------------------------
                       Total from investment operations .......      14.57          7.41          2.62         (1.25)         2.19
                                                                  ----------------------------------------------------------------
                       Net asset value, end of year ...........   $  42.47      $  27.90      $  20.49      $  17.87      $  19.12
                                                                  ================================================================
==================================================================================================================================
Total Investment Return*
----------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share .....      52.22%        36.16%        14.66%        (6.54%)       12.94%
                                                                  ================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                       Expenses ...............................       1.93%         2.02%         2.16%         2.23%         2.16%
                                                                  ================================================================
                       Investment loss--net ...................       (.97%)       (1.00%)        (.96%)        (.91%)        (.93%)
                                                                  ================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of year (in thousands) .   $ 52,595      $ 35,399      $ 23,829      $ 24,468      $ 35,525
                                                                  ================================================================
                       Portfolio turnover .....................      11.14%        10.96%        18.26%        49.77%        40.08%
                                                                  ================================================================

*     Total investment returns exclude the effect of sales charges.
**    Based on average shares outstanding.

      See Notes to Financial Statements.


        MERRILL LYNCH NATURAL RESOURCES TRUST           JULY 31, 2005         15

                                                                                              Class C
                                                                  ----------------------------------------------------------------
                                                                                     For the Year Ended July 31,
The following per share data and ratios have been derived         ----------------------------------------------------------------
from information provided in the financial statements.              2005          2004          2003          2002          2001
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of year .....   $  27.55      $  20.23      $  17.65      $  18.88      $  16.72
                                                                  ----------------------------------------------------------------
                       Investment loss--net** .................       (.32)         (.25)         (.18)         (.17)         (.19)
                       Realized and unrealized gain (loss)--net      14.70          7.57          2.76         (1.06)         2.35
                                                                  ----------------------------------------------------------------
                       Total from investment operations .......      14.38          7.32          2.58         (1.23)         2.16
                                                                  ----------------------------------------------------------------
                       Net asset value, end of year ...........   $  41.93      $  27.55      $  20.23      $  17.65      $  18.88
                                                                  ================================================================
==================================================================================================================================
Total Investment Return*
----------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share .....      52.20%        36.18%        14.62%        (6.51%)       12.92%
                                                                  ================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                       Expenses ...............................       1.93%         2.02%         2.16%         2.24%         2.17%
                                                                  ================================================================
                       Investment loss--net ...................       (.97%)       (1.01%)        (.96%)        (.93%)        (.99%)
                                                                  ================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of year (in thousands) .   $ 56,131      $ 29,695      $ 11,789      $  8,129      $  9,050
                                                                  ================================================================
                       Portfolio turnover .....................      11.14%        10.96%        18.26%        49.77%        40.08%
                                                                  ================================================================

*     Total investment returns exclude the effect of sales charges.
**    Based on average shares outstanding.

      See Notes to Financial Statements.


16      MERRILL LYNCH NATURAL RESOURCES TRUST           JULY 31, 2005

Financial Highlights (concluded)

                                                                                              Class I
                                                                  ----------------------------------------------------------------
                                                                                     For the Year Ended July 31,
The following per share data and ratios have been derived         ----------------------------------------------------------------
from information provided in the financial statements.              2005          2004          2003          2002          2001
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of year .....   $  29.22      $  21.25      $  18.34      $  19.42      $  17.02
                                                                  ----------------------------------------------------------------
                       Investment income--net** ...............        .02           --+           .01           .02           .02
                       Realized and unrealized gain (loss)--net      15.69          7.97          2.90         (1.10)         2.38
                                                                  ----------------------------------------------------------------
                       Total from investment operations .......      15.71          7.97          2.91         (1.08)         2.40
                                                                  ----------------------------------------------------------------
                       Net asset value, end of year ...........   $  44.93      $  29.22      $  21.25      $  18.34      $  19.42
                                                                  ================================================================
==================================================================================================================================
Total Investment Return*
----------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share .....      53.76%        37.51%        15.87%        (5.56%)       14.10%
                                                                  ================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                       Expenses ...............................        .91%         1.00%         1.12%         1.20%         1.13%
                                                                  ================================================================
                       Investment income--net .................        .05%          .02%          .07%          .12%          .09%
                                                                  ================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of year (in thousands) .   $ 52,148      $ 35,088      $ 23,981      $ 18,405      $ 21,305
                                                                  ================================================================
                       Portfolio turnover .....................      11.14%        10.96%        18.26%        49.77%        40.08%
                                                                  ================================================================

*     Total investment returns exclude the effect of sales charges.
**    Based on average shares outstanding.
+     Amount is less than $.01 per share.

      See Notes to Financial Statements.


        MERRILL LYNCH NATURAL RESOURCES TRUST           JULY 31, 2005         17

Notes to Financial Statements

1. Significant Accounting Policies:

Merrill Lynch Natural Resources Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Trust's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Trust offers multiple classes of shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Trust.

(a) Valuation of investments -- Equity securities that are held by the Trust that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Trust. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued by quoted fair valuations received daily by the Trust from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Trust employs pricing services to provide certain securities prices for the Trust. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by the pricing services retained by the Trust, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trust's Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Trust's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Trust's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Trust's Board of Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trust's Board of Trustees.

(b) Derivative financial instruments -- The Trust may engage in various portfolio investment strategies both to increase the return of the Trust and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the


18      MERRILL LYNCH NATURAL RESOURCES TRUST           JULY 31, 2005
value of the contract or if the counterparty does not perform under the contract.

o Forward foreign exchange contracts -- The Trust may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Trust as an unrealized gain or loss. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

o Options -- The Trust may purchase and write covered call options and put options. When the Trust writes an option, an amount equal to the premium received by the Trust is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Trust enters into a closing transaction), the Trust realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction is less than or greater than the premiums paid or received).

      Written and purchased options are non-income producing investments.

(c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Trust has determined the ex-dividend dates. Interest income is recognized on the accrual basis.

(f) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions -- Dividends and distributions paid by the Trust are recorded on the ex-dividend dates.

(h) Securities lending -- The Trust may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Trust and any additional required collateral is delivered to the Trust on the next business day. Where the Trust receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Trust typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Trust receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Trust may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Trust could experience delays and costs in gaining access to the collateral. The Trust also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Reclassifications -- U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $986,062 has been reclassified between paid-in capital in excess of par and accumulated net investment loss and


        MERRILL LYNCH NATURAL RESOURCES TRUST           JULY 31, 2005         19

$72,144 has been reclassified between accumulated net investment loss and accumulated net realized capital losses as a result of permanent differences attributable to net operating losses and foreign currency transactions. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Trust has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner of MLIM. The Trust has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee of .60%, on an annual basis, of the average daily value of the Trust's net assets. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited (MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Trust. There is no increase in the aggregate fees paid by the Trust for these services.

Pursuant to the Distribution Plans adopted by the Trust in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Trust pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                    Account         Distribution
                                                Maintenance Fee         Fee
--------------------------------------------------------------------------------
Class A ....................................          .25%               --
Class B ....................................          .25%              .75%
Class C ....................................          .25%              .75%
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM, also provides account maintenance and distribution services to the Trust. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended July 31, 2005, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Trust's Class A and Class I Shares as follows:

--------------------------------------------------------------------------------
                                                       FAMD              MLPF&S
--------------------------------------------------------------------------------
Class A ........................................     $15,880            $234,648
Class I ........................................     $    42            $    737
--------------------------------------------------------------------------------

For the year ended July 31, 2005, MLPF&S received contingent deferred sales charges of $43,403 and $17,419 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $8 relating to transactions subject to front-end sales charge waivers in Class A Shares.

The Trust has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Trust also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Trust, invest cash collateral received by the Trust for such loans, among other things, in a private investment company managed by MLIM or in registered money market funds advised by MLIM or its affiliates. For the year ended July 31, 2005, MLIM received $1,860 in securities lending agent fees.

In addition, MLPF&S received $3,124 in commissions on the execution of portfolio security transactions for the Trust for the year ended July 31, 2005.

For the year ended July 31, 2005, the Trust reimbursed MLIM $5,395 for certain accounting services.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Trust's transfer agent.

Certain officers and/or trustees of the Trust are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, ML & Co., and/or MLIM, LLC.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 2005 were $40,455,577 and $22,679,162, respectively.


20      MERRILL LYNCH NATURAL RESOURCES TRUST           JULY 31, 2005

Notes to Financial Statements (concluded)

4. Beneficial Interest Transactions:

Net increase in net assets derived from beneficial interest transactions was $23,287,190 and $15,860,656 for the years ended July 31, 2005 and July 31, 2004, respectively.

Transactions in shares of beneficial interest for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended July 31, 2005                                    Shares         Amount
--------------------------------------------------------------------------------
Shares sold ....................................        925,625    $ 33,818,955
Automatic conversion of shares .................         82,089       2,927,622
                                                    ---------------------------
Total issued ...................................      1,007,714      36,746,577
Shares redeemed ................................       (588,367)    (20,666,239)
                                                    ---------------------------
Net increase ...................................        419,347    $ 16,080,338
                                                    ===========================

--------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended July 31, 2004                                    Shares         Amount
--------------------------------------------------------------------------------
Shares sold ....................................        324,260    $  8,175,586
Automatic conversion of shares .................        103,263       2,585,349
                                                    ---------------------------
Total issued ...................................        427,523      10,760,935
Shares redeemed ................................       (425,000)    (10,666,609)
                                                    ---------------------------
Net increase ...................................          2,523    $     94,326
                                                    ===========================

--------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended July 31, 2005                                    Shares         Amount
--------------------------------------------------------------------------------
Shares sold ....................................        448,297    $ 15,295,260
                                                    ---------------------------
Shares redeemed ................................       (393,176)    (13,224,923)
Automatic conversion of shares .................        (85,373)     (2,927,622)
                                                    ---------------------------
Total redeemed .................................       (478,549)    (16,152,545)
Net decrease ...................................        (30,252)   $   (857,285)
                                                    ===========================

--------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended July 31, 2004                                    Shares         Amount
--------------------------------------------------------------------------------
Shares sold ....................................        532,342    $ 12,913,698
                                                    ---------------------------
Shares redeemed ................................       (319,871)     (7,865,434)
Automatic conversion of shares .................       (106,535)     (2,585,349)
                                                    ---------------------------
Total redeemed .................................       (426,406)    (10,450,783)
Net increase ...................................        105,936    $  2,462,915
                                                    ===========================

--------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended July 31, 2005                                    Shares         Amount
--------------------------------------------------------------------------------
Shares sold ....................................        675,082    $ 23,177,778
Shares redeemed ................................       (414,335)    (14,289,502)
                                                    ---------------------------
Net increase ...................................        260,747    $  8,888,276
                                                    ===========================

--------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended July 31, 2004                                    Shares         Amount
--------------------------------------------------------------------------------
Shares sold ....................................        628,770    $ 15,197,001
Shares redeemed ................................       (133,486)     (3,272,094)
                                                    ---------------------------
Net increase ...................................        495,284    $ 11,924,907
                                                    ===========================

--------------------------------------------------------------------------------
Class I Shares for the Year                                           Dollar
Ended July 31, 2005                                    Shares         Amount
--------------------------------------------------------------------------------
Shares sold ....................................        367,722    $ 13,764,449
Shares redeemed ................................       (407,861)    (14,588,588)
                                                    ---------------------------
Net decrease ...................................        (40,139)   $   (824,139)
                                                    ===========================

--------------------------------------------------------------------------------
Class I Shares for the Year                                           Dollar
Ended July 31, 2004                                    Shares         Amount
--------------------------------------------------------------------------------
Shares sold ....................................        520,684    $ 12,506,335
Shares redeemed ................................       (448,673)    (11,127,827)
                                                    ---------------------------
Net increase ...................................         72,011    $  1,378,508
                                                    ===========================

5. Short-Term Borrowings:

The Trust, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expires in November 2005. The Trust may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Trust may borrow up to the maximum amount allowable under the Trust's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Trust pays a commitment fee of .07% per annum based on the Trust's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Trust's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Trust did not borrow under the credit agreement during the year ended July 31, 2005.

6. Distributions to Shareholders:

As of July 31, 2005, the components of accumulated earnings on a tax basis were as follows:

------------------------------------------------------------------------------
        Undistributed ordinary income--net ..................     $         --
        Undistributed long-term capital gains--net ..........               --
                                                                  ------------
        Total undistributed earnings--net ...................               --
        Capital loss carryforward ...........................          (36,268)*
        Unrealized gains--net ...............................      155,079,218**
                                                                  ------------
        Total accumulated earnings--net .....................     $155,042,950
                                                                  ============

* On July 31, 2005, the Trust had a net capital loss carryforward of $36,268, all of which expires in 2011. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and the deferral of post-October currency losses for tax purposes.


        MERRILL LYNCH NATURAL RESOURCES TRUST           JULY 31, 2005         21

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Merrill Lynch Natural Resources
Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Natural Resources Trust as of July 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Natural Resources Trust as of July 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
September 19, 2005


22      MERRILL LYNCH NATURAL RESOURCES TRUST           JULY 31, 2005

Proxy Results

During the six-month period ended July 31, 2005, Merrill Lynch Natural Resources Trust's shareholders voted on the following proposals. At a shareholders' meeting on January 31, 2005, the meeting was adjourned with respect to all proposals until February 28, 2005, at which time Proposals 1, 2A, 2B and 4G passed. With respect to Proposals 4C, 4D, 4E and 4F, the meeting was adjourned until June 3, 2005, at which time the proposals were withdrawn because sufficient votes were not received to take action on them. A description of the proposals and number of shares voted were as follows:

------------------------------------------------------------------------------------------------------------------
                                                                           Shares Voted        Shares Withheld
                                                                                For              From Voting
------------------------------------------------------------------------------------------------------------------
1.  To elect the Trust's Board of Trustees:     Robert C. Doll, Jr.          5,761,645             272,969
                                                Donald W. Burton             5,759,445             275,169
                                                Laurie Simon Hodrick         5,760,618             273,996
                                                John F. O'Brien              5,760,537             274,077
                                                David H. Walsh               5,761,487             273,127
                                                Fred G. Weiss                5,762,256             272,358
------------------------------------------------------------------------------------------------------------------

                                                                      Shares Voted    Shares Voted    Shares Voted
                                                                           For          Against         Abstain
------------------------------------------------------------------------------------------------------------------
2A. To approve changes to fundamental investment restriction
    on borrowing.                                                       5,352,887       457,905         223,822
------------------------------------------------------------------------------------------------------------------
2B. To approve changes to fundamental investment restriction
    on lending.                                                         5,367,715       480,728         186,171
------------------------------------------------------------------------------------------------------------------
4G. To approve an amendment to charter provisions regarding
    fund officers.                                                      5,433,988       396,150         204,476
------------------------------------------------------------------------------------------------------------------
4C. To approve a charter amendment to permit the Fund to terminate
    and wind up affairs without a shareholder vote.                     3,068,776       411,828         243,043
------------------------------------------------------------------------------------------------------------------
4D. To approve an amendment to charter provisions regarding merger,
    consolidation or sale of assets.                                    3,140,331       334,396         248,920
------------------------------------------------------------------------------------------------------------------
4E. To approve an amendment to charter provisions regarding
    charter amendments.                                                 3,133,242       337,196         253,209
------------------------------------------------------------------------------------------------------------------
4F. To approve an amendment to charter provisions regarding
    investment advisory agreements.                                     3,220,810       247,570         255,267
------------------------------------------------------------------------------------------------------------------


        MERRILL LYNCH NATURAL RESOURCES TRUST           JULY 31, 2005         23

Disclosure of Investment Advisory Agreement

Activities of and Composition of the Board of Trustees

All but one member of the Board of Trustees is an independent trustee whose only association with Merrill Lynch Investment Managers, L.P. (the "Investment Adviser") or other Merrill Lynch affiliates is as a trustee of the Trust and certain other funds advised by the Investment Adviser or its affiliates. The Chairman of the Board is also an independent trustee. New trustee nominees are chosen as nominees by a Nominating Committee comprised of independent trustees. All independent trustees also are members of the Board's Audit Committee and the independent trustees meet in executive session at each regular Board meeting. The Board and the Audit Committee meet in person for at least two days each quarter and conduct other in-person and telephone meetings throughout the year, some of which are formal board meetings and some of which are informational meetings. The independent counsel to the independent trustees attends all in-person Board and Audit Committee meetings and other meetings at the independent trustees' request.

Investment Advisory Agreement -- Matters Considered by the Board

Every year, the Board considers approval of the Trust's investment advisory agreement (the "Investment Advisory Agreement"). The Board also annually reviews and considers approval of the sub-advisory agreement on behalf of the Trust between the Investment Adviser and Merrill Lynch Asset Management U.K. Limited, an affiliate. The Board assesses the nature, scope and quality of the services provided to the Trust by the personnel of the Investment Adviser, the sub-adviser and their affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. The Board also receives and assesses information regarding the services provided to the Trust by certain unaffiliated service providers.

At various times throughout the year, the Board considers a range of information in connection with its oversight of the services provided by the Investment Adviser and its affiliates, including the sub-adviser. Among the matters considered are: (a) fees (in addition to management fees) paid to the Investment Adviser and its affiliates by the Trust, such as transfer agency fees and fees for marketing and distribution; (b) Trust operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Trust's investment objective, policies and restrictions, and its compliance with its Code of Ethics and the Investment Adviser's compliance policies and procedures; and (d) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

The Board believes that the Investment Adviser is an experienced global asset management firm and considers the overall services provided by the Investment Adviser generally to be of high quality. The Board also believes that the Investment Adviser is financially sound and well managed and notes that the Investment Adviser is affiliated with one of America's largest financial firms. The Board works closely with the Investment Adviser in overseeing the Investment Adviser's efforts to achieve good performance. As part of this effort, the Board regularly discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the Investment Adviser taking steps including possible changes in investment personnel.

Annual Consideration of Approval by the Board of Trustees

Prior to the Board meeting to consider renewal of the Investment Advisory Agreement and the sub-advisory agreement, the Board received materials specifically relating to the Trust's Investment Advisory Agreement and/or the sub-advisory agreement. These materials included (a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses and the investment performance of the Trust as compared to a comparable group of funds as classified by Lipper;
(b) sales and redemption data for the Trust; (c) a discussion by the Trust's portfolio management team of investment strategies used by the Trust during its most recent fiscal year; (d) information on the profitability to the Investment Adviser and its affiliates of the Investment Advisory Agreement, the sub-advisory agreement and other relationships with the Trust; and (e) information provided by the Investment Adviser concerning investment advisory fees charged to other clients, such as offshore funds under similar investment mandates and generally to institutional clients. The Board also considered other matters it deemed important to the approval process such as payments made to the Investment Adviser or its affiliates relating to the distribution of Trust shares, services related to the valuation and pricing of Trust portfolio holdings, allocation of Trust brokerage fees (including the related benefits to the Investment Adviser of "soft dollars"), the Trust's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and the sub-adviser and their affiliates from their relationship with the Trust. The Board also took into account regular reports made by the Trust's portfolio manager at regular meetings of the Board and discussions that took place at those meetings.


24      MERRILL LYNCH NATURAL RESOURCES TRUST           JULY 31, 2005

Certain Specific Renewal Data

In connection with the most recent renewal of the Trust's Investment Advisory Agreement and the sub-advisory agreement in February 2005, the independent trustees' and Board's review included the following:

Services Provided by the Investment Adviser -- The Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Trust, and the sub-adviser. The Board focused primarily on the Investment Adviser's investment advisory services and the Trust's investment performance, having concluded that the other services provided to the Trust by the Investment Adviser were satisfactory. The Board compared Trust performance -- both including and excluding the effects of the Trust's fees and expenses -- to the performance of a comparable group of mutual funds, and the performance of a relevant index. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attached more importance to performance over relatively long periods of time, typically three to five years. The Trust's performance after fees and expenses ranked in the second quartile compared to its peers, for the one-, three- and five-year periods ended November 30, 2004. Considering these factors, the Board concluded that the nature and quality of the services provided supported the continuation of the Investment Advisory Agreement.

The Investment Adviser's Personnel and Investment Process -- The Board reviewed the Trust's investment objectives and strategies. The Board discussed with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's equity investing group the strategies being used to achieve the stated objectives. Among other things, the Board considered the size, education and experience of the Investment Adviser's investment staff, its use of technology, and the Investment Adviser's approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviewed the Investment Adviser's compensation policies and practices with respect to the Trust's portfolio managers. The Board considered the experience of the Trust's portfolio manager and noted that Mr. Shearer has more than nine years experience in portfolio management. Moreover, the Investment Adviser and its investment staff have extensive experience in analyzing and managing the types of investments used by the Trust. The Board concluded that the Trust benefits from that expertise.

Management Fees and Other Expenses -- The Board reviewed the Trust's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels -- the actual rate includes advisory and administrative service fees and the effects of any fee waivers -- compared to the other funds in its Lipper category. It also compared the Trust's total expenses to those of other comparable funds. The Board noted that, as a general matter, fees charged to institutional clients were lower than the fees charged to the Trust, but believed that less extensive services were being provided to such clients. The Trust's contractual and actual management fee rates were lower than the median fees charged by comparable funds, as determined by Lipper. The Board has concluded that the Trust's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.

Profitability -- The Board considered the cost of the services provided to the Trust by the Investment Adviser, and the Investment Adviser's and its affiliates' profits in relating to the management and distribution of the Trust and the MLIM/FAM-advised funds. As part of its analysis, the Board reviewed the Investment Adviser's methodology in allocating its costs to the management of the Trust and concluded that there was a reasonable basis for the allocation. The Board concluded that the Investment Adviser's profits were reasonable in relation to the nature and quality of services provided.

Economies of Scale -- The Board considered the extent to which economies of scale might be realized as the assets of the Trust increase and whether there should be changes in the management fee rate or structure in order to enable the Trust to participate in these economies of scale. While the Board concluded that it did not believe that the Trust's assets have reached a level where such economies are effectively available, the Board will continue to monitor information relating to economies of scale going forward.

Conclusion

After the independent trustees deliberated in executive session, the entire Board, including all of the independent trustees, approved the renewal of the existing Investment Advisory Agreement and sub-advisory agreement, concluding that the advisory fee was reasonable in relation to the services provided and that a contract renewal was in the best interests of the Trust and its shareholders.


        MERRILL LYNCH NATURAL RESOURCES TRUST           JULY 31, 2005         25

Officers and Trustees

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Trust        Served     Principal Occupation(s) During Past 5 Years         Trustee         Trustee
====================================================================================================================================
Interested Trustee
------------------------------------------------------------------------------------------------------------------------------------
Robert C.   P.O. Box 9011  President    2005 to    President of the MLIM/FAM-advised funds since       130 Funds       None
Doll, Jr.*  Princeton, NJ  and          present    2005; President of MLIM and FAM since 2001;         178 Portfolios
            08543-9011     Trustee                 Co-Head (Americas Region) thereof from 2000 to
            Age: 50                                2001 and Senior Vice President from 1999 to 2001;
                                                   President and Director of Princeton Services, Inc.
                                                   ("Princeton Services") since 2001; President of
                                                   Princeton Administrators, L.P. ("Princeton
                                                   Administrators") since 2001; Chief Investment
                                                   Officer of Oppenheimer Funds, Inc. in 1999 and
                                                   Executive Vice President thereof from 1991 to
                                                   1999.
            ------------------------------------------------------------------------------------------------------------------------
            *  Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Doll is an "interested person," as defined in the Investment Company Act, of the Fund based on his current positions with MLIM, FAM, Princeton Services and Princeton Administrators. Trustees
               serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund
               President, Mr. Doll serves at the pleasure of the Board of Trustees.

====================================================================================================================================
Independent Trustees*
------------------------------------------------------------------------------------------------------------------------------------
Donald W.   P.O. Box 9095  Trustee      2002 to    General Partner of The Burton Partnership, Limited  23 Funds        Knology, Inc.
Burton      Princeton, NJ               present    Partnership (an investment partnership) since       42 Portfolios   (telecommuni-
            08543-9095                             1979; Managing General Partner of the South                         cations) and
            Age: 61                                Atlantic Venture Funds since 1983; Member of the                    Symbion, Inc.
                                                   Investment Advisory Council of the Florida State                    (healthcare)
                                                   Board of Administration since 2001.
------------------------------------------------------------------------------------------------------------------------------------
Laurie      P.O. Box 9095  Trustee      1999 to    Professor of Finance and Economics, Graduate        23 Funds        None
Simon       Princeton, NJ               present    School of Business, Columbia University since       42 Portfolios
Hodrick     08543-9095                             1998.
            Age: 42
------------------------------------------------------------------------------------------------------------------------------------
John        P.O. Box 9095  Trustee      2005 to    President and Chief Executive Officer of Allmerica  23 Funds        ABIOMED
Francis     Princeton, NJ               present    Financial Corporation (financial services holding   42 Portfolios   (medical
O'Brien     08543-9095                             company) from 1995 to 2002 and Director from                        device manuf-
            Age: 62                                1995 to 2003; President of Allmerica Investment                     acturer),
                                                   Management Co., Inc. (investment adviser) from                      Cabot
                                                   1989 to 2002; Director from 1989 to 2002 and                        Corporation
                                                   Chairman of the Board from 1989 to 1990;                            (chemicals),
                                                   President, Chief Executive Officer and Director of                  LKQ
                                                   First Allmerica Financial Life Insurance Company                    Corporation
                                                   from 1989 to 2002 and Director of various other                     (auto parts
                                                   Allmerica Financial companies until 2002; Director                  manufactur-
                                                   since 1989 and since 2004 member of the Governance                  ing) and TJX
                                                   Nominating Committee; Member of the Compensation                    Companies,
                                                   Committee of ABIOMED since 1989 and Member of                       Inc.
                                                   the Audit Committee of ABIOMED from 1990 to 2004;                   (retailer)
                                                   Director and member of the Governance and
                                                   Nomination Committee of Cabot Corporation and
                                                   member of the Audit Committee since 1990; Director
                                                   and member of the Audit Committee and
                                                   Compensation Committee of LKQ Corporation from
                                                   2003; Lead Director of TJX Companies, Inc. since
                                                   1999; Trustee of the Woods Hole Oceanographic
                                                   Institute since 2003.
------------------------------------------------------------------------------------------------------------------------------------


26      MERRILL LYNCH NATURAL RESOURCES TRUST           JULY 31, 2005

Officers and Trustees (concluded)

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Trust        Served     Principal Occupation(s) During Past 5 Years         Trustee         Trustee
====================================================================================================================================
Interested Trustees* (concluded)
------------------------------------------------------------------------------------------------------------------------------------
David H.    P.O. Box 9095  Trustee      2003 to    Consultant with Putnam Investments from 1993 to     23 Funds        None
Walsh       Princeton, NJ               present    2003 and employed in various capacities from 1973   42 Portfolios
            08543-9095                             to 1992; Director, the National Audubon Society
            Age: 63                                since 1998; Director, The American Museum of
                                                   Fly Fishing since 1997.
------------------------------------------------------------------------------------------------------------------------------------
Fred G.     P.O. Box 9095  Trustee      1998 to    Managing Director of FGW Associates since 1997;     23 Funds        Watson
Weiss **    Princeton, NJ               present    Vice President, Planning, Investment and Devel-     42 Portfolios   Pharma-
            08543-9095                             opment of Warner Lambert Co. from 1979 to 1997;                     ceuticals,
            Age: 63                                Director of Michael J. Fox Foundation for                           Inc. (pharma-
                                                   Parkinson's Research since 2000; Director of BTG                    ceutical
                                                   International, Plc (a global technology                             company)
                                                   commercialization company) since 2001.
            ------------------------------------------------------------------------------------------------------------------------
            * Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
            ** Chairman of the Board and the Audit Committee.

====================================================================================================================================
Trust Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         1993 to    First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999;
Burke       Princeton, NJ  President    present    Senior Vice President and Treasurer of Princeton Services since 1999 and Director
            08543-9011     and          and 1999   since 2004; Vice President of FAM Distributors, Inc. ("FAMD") since 1999; Vice
            Age: 45        Treasurer    to         President of MLIM and FAM from 1990 to 1997; Director of Taxation of MLIM from
                                        present    1990 to 2001; Vice President, Treasurer and Secretary of the IQ Funds since 2004.
------------------------------------------------------------------------------------------------------------------------------------
Robert M.   P.O. Box 9011  Vice         1997 to    Managing Director of MLIM since 2000; First Vice President of MLIM from 1998
Shearer     Princeton, NJ  President    present    to 2000; Vice President of MLIM from 1997 to 1998.
            08543-9011
            Age: 50
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey     P.O. Box 9011  Chief        2004 to    Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President
Hiller      Princeton, NJ  Compliance   present    and Chief Compliance Officer of MLIM (Americas Region) since 2004; Chief
            08543-9011     Officer                 Compliance Officer of the IQ Funds since 2004; Global Director of Compliance at
            Age: 53                                Morgan Stanley Investment Management from 2002 to 2004; Managing Director and
                                                   Global Director of Compliance at Citigroup Asset Management from 2000 to 2002;
                                                   Chief Compliance Officer at Soros Fund Management in 2000; Chief Compliance
                                                   Officer at Prudential Financial from 1995 to 2000; Senior Counsel in the
                                                   Commission's Division of Enforcement in Washington, D.C. from 1990 to 1995.
------------------------------------------------------------------------------------------------------------------------------------
Alice A.    P.O. Box 9011  Secretary    2004 to    Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to
Pellegrino  Princeton, NJ               present    2002; Attorney associated with MLIM since 1997; Secretary of MLIM, FAM, FAMD and
            08543-9011                             Princeton Services since 2004.
            Age: 45
            ------------------------------------------------------------------------------------------------------------------------
            *  Officers of the Trust serve at the pleasure of the Board of Trustees.
------------------------------------------------------------------------------------------------------------------------------------
            Further information about the Trust's Officers and Trustees is available in the Fund's Statement of Additional
            Information, which can be obtained without charge by calling 1-800-MER-FUND.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863

Availability of Quarterly Schedule of Investments

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


        MERRILL LYNCH NATURAL RESOURCES TRUST           JULY 31, 2005         27

[LOGO] Merrill Lynch Investment Managers

www.mlim.ml.com

--------------------------------------------------------------------------------

Mercury Advisors

A Division of Merrill Lynch Investment Managers

www.mercury.ml.com

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Trust unless accompanied or preceded by the Trust's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Trust voted proxies relating to securities held in the Trust's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Merrill Lynch Natural Resources Trust
Box 9011
Princeton, NJ
08543-9011
                                                                  #10303 -- 7/05

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Donald W. Burton, (2) M. Colyer Crum (retired as of December 31, 2004), (3) Laurie Simon Hodrick, (4) John F. O'Brien (as of November 22, 2004),
         (5) David H. Walsh and (6) Fred G. Weiss.

         The registrant's board of directors has determined that Laurie Simon Hodrick and M. Colyer Crum qualify as financial experts pursuant to
         Item 3(c)(4) of Form N-CSR.

         Ms. Hodrick has a thorough understanding of generally accepted accounting principals, financial statements, and internal controls and procedures for financial reporting. Ms. Hodrick earned a Ph.D. in economics and has taught courses in finance for over 15 years. Her M.B.A.-level course centers around the evaluation and analysis of firms' corporate financial statements. She has also taught in financial analysts' training programs. Ms. Hodrick has also worked with several prominent corporations in connection with the analysis of financial forecasts and projections and analysis of the financial statements of those companies, serving on the Financial Advisory Council of one of these major corporations. She has also served as the Treasurer and Finance Chair of a 501(c)(3) organization. Ms. Hodrick has published a number of articles in leading economic and financial journals and is the associate editor of two leading finance journals.

         M. Colyer Crum also possesses a thorough understanding of generally accepted accounting principals, financial statements, and internal controls and procedures for financial reporting through a combination of education and experience. Professor Crum was a professor of investment management at the Harvard Business School for 25 years. The courses taught by Professor Crum place a heavy emphasis on the analysis of underlying company financial statements with respect to stock selection and the analysis of credit risk in making loans. Professor Crum has also served on a number of boards of directors and has served on the audit committees, and in some cases chaired the audit committee, for several major corporations and financial institutions. For two such organizations, Professor Crum has performed extensive investment analysis of financial statements in connection with investment management decisions. From these experiences, he has gained significant experience with the establishment of reserves and accounting policies, differences between U.S. GAAP and Canadian GAAP and executive compensation issues.

Item 4 - Principal Accountant Fees and Services

         (a) Audit Fees -            Fiscal Year Ending July 31, 2005 - $28,000
                                     Fiscal Year Ending July 31, 2004 - $25,600

         (b) Audit-Related Fees -    Fiscal Year Ending July 31, 2005 - $0
                                     Fiscal Year Ending July 31, 2004 - $0

         (c) Tax Fees -              Fiscal Year Ending July 31, 2005 - $5,700
                                     Fiscal Year Ending July 31, 2004 - $5,800

         The nature of the services include tax compliance, tax advice and tax planning.

         (d) All Other Fees -        Fiscal Year Ending July 31, 2005 - $0
                                     Fiscal Year Ending July 31, 2004 - $0

         (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

         (e)(2) 0%

         (f) Not Applicable

         (g) Fiscal Year Ending July 31, 2005 - $7,926,666
             Fiscal Year Ending July 31, 2004 - $15,735,706

         (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

         Regulation S-X Rule 2-01(c)(7)(ii) - $1,227,000, 0%

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Merrill Lynch Natural Resources Trust

By: /s/ Robert C. Doll, Jr.
    -----------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Merrill Lynch Natural Resources Trust

Date: September 23, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    -----------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Merrill Lynch Natural Resources Trust

Date: September 23, 2005


By: /s/ Donald C. Burke
    -----------------------
    Donald C. Burke,
    Chief Financial Officer of
    Merrill Lynch Natural Resources Trust

Date: September 23, 2005